UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition

The information set forth in (and incorporated by reference into) this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 5, 2020, SEACOR Marine Holdings Inc. ("SEACOR Marine") issued a press release setting forth its earnings for the three and nine months ended September 30, 2020 (the "Earnings Release").

A copy of the Earnings Release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 8.01 Other Events

SEACOR Marine announced today that, as permitted by SEACOR Marine’s corporate governance guidelines, the board of directors of SEACOR Marine (the "Board") has established the role of Lead Independent Director of the Board and appointed Andrew R. Morse to the position. Charles Fabrikant will continue to serve as chairman of the Board.

As Lead Independent Director, Mr. Morse will preside at meetings of the Board in the absence of the chairman of the Board; convene and preside at executive sessions of the independent directors of SEACOR Marine; liaise between the chairman, the chief executive officer and the independent directors of SEACOR Marine; and preside over the Board’s self-evaluation together with the chairman of the Nominating and Corporate Governance Committee.

Mr. Morse has served as an independent director of the Board since his appointment in May 2017. Mr. Morse has been a Managing Director and Senior Portfolio Manager of Morse, Towey and White, a wealth management unit of High Tower Advisors Inc., a Chicago based firm of investment advisors, since July 2010. Mr. Morse has also been a member of the Board of Managers of KGP Realty, a private residential property management company since December 2015. Mr. Morse sits on numerous philanthropic boards and is Treasurer of the American Committee of the Weizmann Institute of Science. Mr. Morse’s deep experience in wealth management and corporate finance provides a valuable resource to the Board, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of SEACOR Marine Holdings Inc. dated November 5, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

November 5, 2020	By:	/s/ John Gellert

Name: John Gellert
Title: President and Chief Executive Officer